UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2015

DICERNA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

87 Cambridgepark Drive

Cambridge, MA 02140

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (617) 621-8097

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure.

On May 18, 2015, Dicerna Pharmaceuticals, Inc. (“Dicerna”), issued a press release announcing the launch of a follow-on equity offering. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “Dicerna Announces Follow-On Public Offering of Common Stock” issued by Dicerna Pharmaceuticals, Inc. on May 18, 2015.*

*	Exhibit 99.1 is furnished as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ James E. Dentzer
James E. Dentzer
Chief Financial Officer

EXHIBIT INDEX

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release titled “Dicerna Announces Follow-On Public Offering of Common Stock” issued by Dicerna Pharmaceuticals, Inc. on May 18, 2015.*

*	Exhibit 99.1 is furnished as part of this Current Report on Form 8-K.